UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES ACT OF 1934

     Date of Report (date of earliest event reported): December 20, 2002

                                  IGI, INC.
           (Exact name of registrant as specified in its charter)

           DELAWARE                   1-08568              01-0355758
(State or other jurisdiction of     (Commission          (IRS Employer
 incorporation or organization)     File Number)     Identification Number)

           105 LINCOLN AVENUE                                 08310
           BUENA, NEW JERSEY
(Address of principal executive offices)                   (Zip Code)

                               (856) 697-1441
            (registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             Yes [X]      No [ ]

          SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

      Statements in this Current Report on Form 8-K concerning the authorization by the Board of Directors of IGI, Inc.("IGI" or "the Company") to buy-back up to 1 million shares of the Company's common stock on the open market, and any other statements set forth herein, as well as the documents referred to in this Report, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, without limitation, IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2001, which factors are incorporated herein by reference. The Company cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. The Company disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

      The Company's Web site address is www.askigi.com. References, if any, in this Current Report on Form 8-K and the exhibits hereto, if any, to www.askigi.com, any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on the Company's Web site or at any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

Item 5.  Other Events.

A. IGI, Inc. Board of Directors Authorizes Buy-Back of Up to 1 Million Shares of the Company's Common Stock On the Open Market.
    --------------------------------------------------------

      On December 20, 2002, the Board of Directors of IGI, Inc. authorized Management to buy-back up to 1 million shares of the Company's common stock on the open market. The authorization is effective immediately and open-ended subject to further action of the Company's Board of Directors. IGI's previously reported sale of substantial all the assets of its companion pet products division to Vetoquinol USA, Inc. in May 2002 has afforded the Company with the financial resources to fund the stock buy-back program. All authorized stock buy-backs shall be made by the Company's Management at such times, in such amounts, and under such circumstances as deemed appropriate and in full compliance with all applicable laws, rules and regulations.

B.  New Director Appointed to IGI, Inc. Board of Directors.
    ---------------------------------------------------------

      On December 20, 2002, the Board of Directors of IGI, Inc. unanimously elected private investor Frank Gerardi to serve effective immediately as a Director of the Company until the next Annual Meeting of the Stockholders of IGI, Inc. Mr. Gerardi is currently the beneficial owner of 8.73% or 1,033,700 shares of the Company's common stock. Mr. Gerardi is 57 years old and principally engaged in the business of management consulting. Mr. Gerardi is currently the President of Univest Management Inc., a management consulting company located at 149 West Village Way, Jupiter, Florida.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IGI, Inc.

                                       By: /s/ Domenic N. Golato
                                           Domenic N. Golato
                                           Chief Financial Officer &
                                           Senior Vice President

Dated: December 27, 2002